                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                       MEREDITH CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                     [LOGO]

                             ---------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 13, 1995

                             ---------------------

    NOTICE IS HEREBY GIVEN that the Annual Meeting of holders of common stock and class B stock of Meredith Corporation (hereinafter called the "Company") will be held at the Company's principal executive offices, 1716 Locust Street, Des Moines, Iowa 50309-3023, on Monday, November 13, 1995, at 10:00 A.M., local time, for the following purposes:

    (1) To elect four Class III directors for terms expiring in 1998, as provided in the Bylaws of the Company;

    (2) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    By resolution of the Board of Directors, only holders of record of the Company's common stock and class B stock at the close of business on September 15, 1995, are entitled to notice of and to vote at the meeting or at any adjournment or adjournments thereof.

                                         By Order of the Board of Directors,
                                                 THOMAS L. SLAUGHTER
                                           VICE PRESIDENT--GENERAL COUNSEL
                                                    AND SECRETARY
Des Moines, Iowa
September 25, 1995

PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD(S) IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. A PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                                     [LOGO]

                             ---------------------
                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 13, 1995

                              -------------------
                                  INTRODUCTION

    This Proxy Statement is being sent to stockholders on or about September 25, 1995, in connection with the solicitation of proxies by the Board of Directors of Meredith Corporation (the "Company") to be used in voting at the Annual Meeting of holders of common stock and class B stock of the Company to be held at the Company's principal executive offices, 1716 Locust Street, Des Moines, Iowa 50309-3023, on Monday, November 13, 1995, at 10:00 A.M., local time, and at any adjournment or adjournments thereof.

    YOU ARE REQUESTED TO SIGN AND COMPLETE THE ENCLOSED PROXY CARD(S) AND RETURN IT (THEM) IN THE ENCLOSED ENVELOPE.

    Proxies in such form, if duly signed and received in time for voting, will be voted in accordance with the directions of the stockholders. If no instructions are specified in a proxy, the proxy will be voted by the proxy holder FOR the election as directors of the nominees hereinafter named and in its discretion upon such matters not presently known or determined which may properly come before the meeting.

    The affirmative vote of a majority of the total number of votes entitled to be cast represented by shares present in person or by proxy, a quorum being present, is required to elect directors and for any other matters which may properly come before the meeting.

    YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

    The giving of a proxy does not preclude the right to vote in person or by means of a subsequent proxy should the person giving the proxy so desire. Any proxy may be revoked by giving notice to the Company in writing prior to the meeting or in open meeting, but such revocation shall not affect any vote previously taken.

    The expense of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the notice, proxy and Proxy Statement and the reasonable costs of brokers, nominees and fiduciaries in supplying proxies to beneficial owners, will be paid by the Company. The solicitation will be made by the use of the mails, through brokers and banking institutions, and by officers and regular employees of the Company.

                            SHARES ENTITLED TO VOTE

    Each holder of common stock of record at the close of business on September 15, 1995, is entitled to one vote per share so held on all matters to come before the meeting. At the close of business on September 15, 1995, there were outstanding and entitled to vote at the Annual Meeting 20,811,204 shares of common stock of the Company. Each holder of record of class B stock at the close of business on September 15, 1995, is entitled to ten votes per share so held on all matters to come before the meeting. At the close of business on September 15, 1995, there were outstanding and entitled to vote at the Annual Meeting 6,729,025 shares of class B stock of the Company, for a total of 67,290,250 votes.

    In determining whether a quorum exists at the Annual Meeting for purposes of all matters to be voted on, all votes, including votes to "withhold authority," will be counted. Broker non-votes will not be counted in such base for each proposal. Therefore, a broker non-vote will have no effect. If an individual has signed a proxy card but failed to indicate a vote "for," "withhold authority" or "for all except," such proxy will be voted in favor of such proposal.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

    Under regulations of the Securities and Exchange Commission, persons who have power to vote or to dispose of shares of the Company, either alone or jointly with others, are deemed to be beneficial owners of such shares. Because the voting or dispositive power of certain stock listed in the following table is shared, in some cases the same securities are listed opposite more than one name in the table. In addition, in some cases, the same securities may be listed in more than one column opposite the same person's name in the table (as for example when a person holds sole dispositive power but shared voting power with respect to shares). The total number of the Company's shares as listed in the table, after elimination of such duplication is 5,157,431 shares of common stock (approximately 25% of the outstanding common stock) and 5,606,537 shares of class B stock (approximately 81% of the outstanding class B stock).

    For all purposes in this Proxy Statement, all references to numbers of shares and per share prices reflected herein have been adjusted to reflect a two-for-one stock split of the Company's stock in the form of a stock dividend effected March 16, 1995.

    Set forth below is information as of June 30, 1995 (unless otherwise indicated), concerning each person who is known to management to be the beneficial owner of more than five percent (5%) of any class of the Company's voting securities, and security ownership by management.

                                                                     COMMON STOCK OWNED                 CLASS B STOCK OWNED(2)
                                                             -----------------------------------   --------------------------------
                                                             SOLE VOTING     SHARED                SOLE VOTING     SHARED
                                                                 OR        VOTING OR                   OR        VOTING OR
                                                             INVESTMENT    INVESTMENT     % OF     INVESTMENT    INVESTMENT   % OF
                        NAME AND ADDRESS                        POWER        POWER      CLASS(1)      POWER        POWER      CLASS
     ------------------------------------------------------  -----------   ----------   --------   -----------   ----------   -----
(a)  BENEFICIAL OWNERS OF MORE THAN 5%

     E.T. Meredith III, Director(3)(4)(6)..................   2,041,890      46,206        20%      2,606,788       46,206      38%
     1716 Locust Street
     Des Moines, Iowa 50309-3023

     Frederick B. Henry, Director(3)(4)(8).................     310,700      20,262        10%        913,024      960,894      27%
     1657 Art School Road
     Chester Springs, Pennsylvania 19425

     Patrick Henry, Jr.(3)(6)..............................           0           0         4%         25,650      907,194      14%
     P.O. Box 3077
     Aspen, Colorado 81611

     Norwest Corporation(5)(6).............................           0           0         3%        284,972      348,183       9%
     Norwest Center
     Sixth and Marquette
     Minneapolis, Minnesota 55479-1026

     Fidelity Investments(6)...............................   2,270,976           0        11%              0            0       0
     FMR Corp.
     82 Devonshire Street
     Boston, Massachusetts 02109-3614

(b)  DIRECTORS, NOT LISTED ABOVE, INCLUDING NOMINEES
     AND NAMED EXECUTIVE OFFICERS
     Herbert M. Baum, Director(8)..........................       3,496           0         *               0            0       0
     Robert A. Burnett, Director(4)(8).....................      67,448           0         *          35,148       24,000       *
     Pierson M. Grieve, Director(8)........................       8,020           0         *               0            0       0
     Larry D. Hartsook, Vice President-Finance(7)..........      18,033           0         *               0            0       0
     Joel W. Johnson, Director(8)..........................       1,496           0         *               0            0       0
     Philip A. Jones, President-Broadcasting Group(7)......      33,881           0         *               0            0       0
     William T. Kerr, Director, President & COO(7).........      62,509           0         *               0            0       0
     Robert E. Lee, Director(8)............................       9,420           0         *           1,400            0       *
     Richard S. Levitt, Director(4)(8).....................       8,020      12,000         *               0       12,000       *
     Christopher M. Little, President-Publishing
     Group(7)..............................................      12,285           0         *               0            0       0
     Nicholas L. Reding, Director(8).......................       3,666           0         *               0            0       0
     Jack D. Rehm, Director, Chairman of the
     Board & CEO(4)(7).....................................     167,285         672         *          22,729          672       *
     Barbara S. Uehling, Director(8).......................       8,220           0         *             200            0       *

(c)  ALL DIRECTORS AND EXECUTIVE OFFICERS
     AS A GROUP(3)(4)(5)(6)(7)(8) (17 persons).............   2,806,695      79,760        30%      3,580,948    1,043,772      67%

---------
*    Less than one percent.
(1) The calculation of percentage of class of Common Stock Owned includes any amounts of common stock deemed to be owned by the stockholder as a result of the stockholder's ownership of class B stock which is convertible, share for share, into common stock.

(2) Class B stock is not transferable except to members of the family of the holder and certain other related entities. Class B stock, however, is convertible, share for share, at any time into fully transferable common stock without the payment of any consideration.

(3) Includes shares owned by various trusts. The inclusion of these shares is not to be taken as an admission by the named stockholder of beneficial ownership of these shares for any other purpose.

(4) Includes any shares beneficially owned by spouses and relatives living in the same home with the named individuals.

(5) Includes any shares beneficially owned by Norwest Bank Iowa, N.A., a subsidiary of Norwest
     Corporation.

(6) Information as of December 31, 1994, based on Schedule 13G filed with the Securities and Exchange Commission.

(7) Includes shares held by Norwest Bank Iowa, N.A., as trustee under the Meredith Savings and Investment Plan for the benefit of certain officers, which shares are voted by the trustee only at the direction of the individual plan participants. The inclusion of these shares is not to be taken as an admission by the respective officers of ownership of these shares for any other purpose.

(8)  Messrs. Robert A. Burnett, Pierson M. Grieve, Frederick B. Henry, Robert E.
     Lee, Richard S. Levitt, Nicholas L. Reding, and Dr. Barbara S. Uehling each were awarded nonqualified stock options to purchase shares of Meredith
     Corporation common stock  under the  Company's 1993 Stock  Option Plan  for
     Non-Employee Directors on November 9, 1993. On or after November 9, 1994, the options on up to 800 of those shares were exercisable and on or after November 9, 1995, the options on an additional 600 shares are exercisable
     (up to 1,400 shares on a cumulative basis). Messrs. Herbert M. Baum, Robert
     A. Burnett, Pierson M. Grieve, Frederick B. Henry, Joel W. Johnson,  Robert
     E. Lee, Richard S. Levitt, Nicholas L. Reding, and Dr. Barbara S. Uehling each were awarded nonqualified stock options to purchase shares of Meredith
     Corporation common stock  under the  Company's 1993 Stock  Option Plan  for
     Non-Employee Directors on November 15, 1994. On or after November 15, 1995, the options on up to 800 of those shares are exercisable.

                     SECTION 16(A) REPORTING DELINQUENCIES

    Each director and executive officer of the Company is required to report to the Securities and Exchange Commission, by specified dates, his or her transactions in the Company's stock. Frederick B. Henry, Larry D. Hartsook, Philip A. Jones, William T. Kerr, Allen L. Sabbag, and Joseph J. Ward each inadvertently failed to file a single report of a grant of stock options in 1993. Previous filings with the SEC on behalf of each individual were corrected to include the grants by amended Form 4 and Form 5 filings. In 1995, Larry D. Hartsook, Philip A. Jones, William T. Kerr, Christopher M. Little, Jack D. Rehm, Allen L. Sabbag and Joseph J. Ward each were late in filing Form 5s to reflect shares attributed to each person's Savings and Investment Plan account. The Company filed the above-referenced forms for the above-listed persons.

                             ELECTION OF DIRECTORS

    The Restated Articles of Incorporation provide that the Board of Directors shall consist of not fewer than three nor more than 15 persons, as may be provided by the Bylaws, to be divided into three classes, each class to consist, as nearly as may be possible, of one-third of the total number of directors. The Bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors. The last resolution provided for 12 directors. The proxies cannot be voted for a greater number of persons than the number of nominees named herein.

    Listed below are the four persons who have been nominated as Class III directors to serve three-year terms to expire in 1998. All nominees are currently serving as directors. Messrs. Burnett, Levitt and Meredith were previously elected by the stockholders. Mr. Johnson was appointed by the Board of Directors to fill a vacancy due to the retirement of Mr. Gerald D. Thornton. Should any of these nominees become unable to serve, an event which is not anticipated by the Company, the proxies, except those from stockholders who have given instructions to withhold voting for the following nominees, will be voted for such other person as management may nominate. Certain information concerning each of the four nominees and each of the continuing directors is set forth below.

                 NOMINEES FOR ELECTION AS CLASS III DIRECTORS--
                              TERMS EXPIRE IN 1998

                                              PRINCIPAL OCCUPATION AND BUSINESS
                                                          EXPERIENCE
          NOMINEE, AGE AND YEAR              DURING THE PAST FIVE YEARS AND OTHER
       FIRST ELECTED AS A DIRECTOR                       INFORMATION
------------------------------------------  --------------------------------------

Robert A. Burnett, 68, 1969...............  Consultant, Meredith Corporation, 1992
                                            to present; Retired.  Chairman of  the
                                              Board, Meredith Corporation, 1989 to
                                              1992.  Mr. Burnett is  a director of
                                              Whirlpool  Corporation,  MidAmerican
                                              Energy   Company  (formerly  Midwest
                                              Resources) and ITT Corporation.

Joel W. Johnson, 52, 1994.................  President and Chief Executive Officer,
                                            Hormel Foods Corporation (producer and
                                              marketer of meat and food products),
                                              1993 to  present; President,  Hormel
                                              Foods  Corporation,  1992  to  1993;
                                              Executive  Vice  President,   Hormel
                                              Foods  Corporation,  1991  to  1992;
                                              Executive Vice President and General
                                              Manager, Oscar Mayer Foods
                                              Corporation   (a    subsidiary    of
                                              KGF/Philip   Morris,  a  diversified
                                              company   in   food   and    tobacco
                                              products), 1986 to 1991. Mr. Johnson
                                              is   a  director   of  Hormel  Foods
                                              Corporation.

Richard S. Levitt, 65, 1971...............  Chairman and Chief Executive  Officer,
                                            Nellis  Corporation  (private  capital
                                              management), 1988  to  present.  Mr.
                                              Levitt  is  a  director  of  Gaylord
                                              Container  Corporation  and  Norwest
                                              Corporation.

E. T. Meredith III, 62, 1966..............  Chairman  of the  Executive Committee,
                                            Meredith Corporation, 1988 to present.

             DIRECTORS CONTINUING IN OFFICE AS CLASS I DIRECTORS--
                              TERMS EXPIRE IN 1996

                                              PRINCIPAL OCCUPATION AND BUSINESS
                                                          EXPERIENCE
          DIRECTOR, AGE AND YEAR             DURING THE PAST FIVE YEARS AND OTHER
       FIRST ELECTED AS A DIRECTOR                       INFORMATION
------------------------------------------  --------------------------------------

Pierson M. Grieve, 67, 1985...............  Chairman, Ecolab, Inc. (developer  and marketer  of cleaning,  sanitizing and
                                              maintenance products and  services),
                                              1992  to present; Chairman and Chief
                                              Executive  Officer,  Ecolab,   Inc.,
                                              1992   to  March,   1995;  Chairman,
                                              President   and   Chief    Executive
                                              Officer, Ecolab, Inc., 1985 to 1992.
                                              Mr.  Grieve is a director of Ecolab,
                                              Inc.;  St.  Paul  Companies,   Inc.;
                                              Norwest Corporation; U S West, Inc.;
                                              Minnegasco,  a subsidiary  of NorAm,
                                              Inc.; and Waldorf Corporation.

Robert E. Lee, 60, 1982...................  Executive   Director,    The    Denver
                                            Foundation   (community   foundation),
                                              1989  to  present.  Mr.  Lee  is   a
                                              director   of   Equitable   of  Iowa
                                              Companies  and  Storage   Technology
                                              Corporation.

Jack D. Rehm, 62, 1988....................  Chairman   of   the   Board,  Meredith
                                            Corporation,  July  1992  to  present;
                                              Chief  Executive  Officer,  Meredith
                                              Corporation,   1989   to    present;
                                              President,   Meredith   Corporation,
                                              1988 to July,  1994. Mr.  Rehm is  a
                                              director   of   Equitable   of  Iowa
                                              Companies, International  Multifoods
                                              Corporation    and    Norwest   Bank
                                              Iowa, N.A.

Barbara S. Uehling, 63, 1980..............  Executive Director of the
                                            Business-Higher Education Forum
                                              (non-profit organization that
                                              addresses issues  of mutual  concern
                                              to  business and  higher education),
                                              February, 1995  to present;  Interim
                                              Director of the
                                              Business-Higher   Education   Forum,
                                              July,  1994   to   February,   1995;
                                              Chancellor, University of
                                              California,  Santa Barbara,  1987 to
                                              July, 1994.

             DIRECTORS CONTINUING IN OFFICE AS CLASS II DIRECTORS--
                              TERMS EXPIRE IN 1997

                                              PRINCIPAL OCCUPATION AND BUSINESS
                                                          EXPERIENCE
          DIRECTOR, AGE AND YEAR             DURING THE PAST FIVE YEARS AND OTHER
       FIRST ELECTED AS A DIRECTOR                       INFORMATION
------------------------------------------  --------------------------------------

Herbert M. Baum, 58, 1994.................  Chairman &  Chief  Executive  Officer,
                                            Quaker  State Corporation (producer of
                                              motor   oil   and   lubricants   and
                                              marketer of products and services in
                                              the  automotive  aftermarket), July,
                                              1995 to  present; President,  Chair-
                                              man   &  Chief   Executive  Officer,
                                              Quaker State  Corporation,  1993  to
                                              June, 1995; Executive Vice President
                                              &   President,  Campbell  North  and
                                              South America, Campbell Soup Company
                                              (producer  and   marketer  of   food
                                              products),  1992 to  1993; Executive
                                              Vice President & President, Campbell
                                              North   America,    Campbell    Soup
                                              Company,  1990 to  1992; Senior Vice
                                              President  &   President,   Campbell
                                              U.S.A.,  Campbell Soup Company, 1986
                                              to 1990. Mr. Baum  is a director  of
                                              Quaker State Corporation.

Frederick B. Henry, 49, 1969..............  President,    The   Bohen   Foundation
                                            (private charitable foundation),  1985
                                              to present.

William T. Kerr, 54, 1994.................  President and Chief Operating Officer,
                                            Meredith  Corporation,  July,  1994 to
                                              present;  President-Magazine   Group
                                              and    Executive   Vice   President,
                                              Meredith Corporation, 1991 to  1994;
                                              Vice President of The New York Times
                                              Company  (diversified  media company
                                              with  interests  in  newspaper   and
                                              magazine publishing and
                                              broadcasting)  and President  of its
                                              Magazine Group,  1984 to  1991.  Mr.
                                              Kerr  is  a  director  of  Principal
                                              Mutual Life Insurance Company.

Nicholas L. Reding, 60, 1992..............  Vice   Chairman,   Monsanto    Company
                                            (diversified company in
                                              pharmaceuticals,  food  products and
                                              agriculture  chemicals),   1992   to
                                              present;  Executive  Vice President,
                                              Monsanto  Company,  1990  to   1992;
                                              Executive  Vice  President, Monsanto
                                              Company  and   President,   Monsanto
                                              Agricultural  Company  (an operating
                                              unit of Monsanto  Company), 1986  to
                                              1990.  Mr. Reding  is a  director of
                                              Monsanto Company, International Mul-
                                              tifoods Corporation and CPI
                                              Corporation.

                                BOARD COMMITTEES

    In fiscal  1994-95 there  were  five standing  committees  of the  Board  of
Directors:

    AUDIT COMMITTEE. The members of this committee are Messrs. Levitt (Chairman), Henry, Johnson and Lee and Dr. Uehling. The committee is composed entirely of non-employee directors. The committee reviews with the Company's outside auditors the scope and results of the annual audit, determines the responsibilities and scope of the Company's internal audit department and carries on such other activities as required to give additional assurances regarding financial information used by the Board and distributed to outsiders.

    COMPENSATION/NOMINATING COMMITTEE. The members of this committee are Messrs. Lee (Chairman), Henry, Levitt and Reding. The committee is composed entirely of non-employee directors. The committee reviews and approves changes in corporate officers' salaries and salary administration plans and programs, approves prior to adoption any management incentive, bonus or stock plans or agreements and administers such plans as required. The Company's Bylaws were amended effective November 14, 1994, giving the committee full authority to nominate directors to serve on the Board. The committee will consider stockholder recommendations for directors sent to the Compensation/Nominating Committee, c/o Thomas L. Slaughter, Meredith Corporation, 1716 Locust Street, Des Moines, Iowa 50309-3023.

    EXECUTIVE COMMITTEE. The members of this committee are Messrs. Meredith (Chairman), Burnett, Kerr, Levitt and Rehm. The committee has, during intervals between meetings of the Board, all the authority of the Board in management of the business except for the authority to declare dividends, fix compensation of any members of the committee, amend or repeal certain resolutions of the Board, or make fundamental changes in the corporate structure of the Company.

    FINANCE COMMITTEE. The members of this committee are Messrs. Reding (Chairman), Baum, Burnett, Grieve and Lee. The committee advises the Board with respect to corporate financial policies and procedures, dividend policy, specific corporate financing plans and annual operating and capital budgets. It also provides financial advice and counsel to management, appoints depositories of corporate funds and specifies conditions of deposit and withdrawal, supervises corporate investment portfolios and reviews capital expenditure requests by management within the limits established by the Board.

    PENSION  COMMITTEE.  The  members  of  this  committee  are  Messrs.  Grieve
(Chairman), Baum, Henry and Johnson and Dr. Uehling. The committee reviews pension plans and amendments to ascertain that they are being administered in accordance with their terms and are providing authorized benefits, reviews levels and types of benefits and recommends changes. The committee recommends to the Board investment objectives for pension funds, reviews the performance of the funds and recommends to the Board such committees it deems desirable for the administration of the pension plans.

    During fiscal 1994-95, the full Board met four times, the Audit Committee met four times, the Finance Committee met four times, the Compensation/Nominating Committee met five times, the Pension Committee met three times and the Executive Committee met twice. During fiscal 1994-95, no director participated in fewer than 75% of the meetings of the Board and the committees on which such director served.

    During fiscal 1994-95, non-employee directors received an annual retainer of $20,000 and $800 for each committee meeting ($600 for telephone meetings) and each board meeting attended, with a $200 meeting supplement for committee chairs. To encourage directors' ownership of Meredith stock, directors have the opportunity to receive the annual retainer in restricted stock under the Meredith Corporation 1990 Restricted Stock Plan for Non-Employee Directors. If a director elects to receive restricted stock, the retainer for the year is increased by 5% and converted to stock. The restricted stock vests at the end of five years following the grant. During fiscal 1994-95, all non-employee directors, with two exceptions, participated in the program. The 1993 Stock Option Plan for Non-Employee Directors is a further encouragement of directors' ownership of Meredith stock. Each non-employee director receives an option to purchase 2,000 shares of Company common stock on the day following each Annual Meeting of Stockholders. Employee directors receive no compensation for board service. If a non-employee member of the Board of Directors retires from the Board, the director receives a monthly retirement benefit equal to 1/12 of the annual retainer fee for directors at the date of such retirement, for a period equal to the number of full calendar months during which the director served on the Board, not to exceed 120 months. Pursuant to a consulting agreement, Robert
A. Burnett, former Chairman of the Board and a current director, receives not less than $150,000 per year through July 1, 1997.

                REPORT OF THE COMPENSATION/NOMINATING COMMITTEE
                           ON EXECUTIVE COMPENSATION

    The Compensation/Nominating Committee reviews, considers and approves changes in the compensation of the Company's officers. The Committee administers various stock and other compensation-related plans provided for the benefit of the Company's officers, directors, and other key managers, with the purpose of encouraging the participants to achieve the Company's performance goals. The Compensation/ Nominating Committee is composed entirely of independent outside directors. There are no Compensation Committee interlocks or insider participation on the Committee. The Committee has provided the following report on executive compensation for inclusion in this Proxy Statement:

COMPENSATION PHILOSOPHY

    The  Company's   executive  compensation   philosophy  has   the   following
objectives:

    (1) To provide compensation opportunities competitive with those available at comparable firms in the specific industries in which the Company conducts its businesses and the national marketplace;

    (2) To provide the opportunity to earn beyond competitive levels if superior operating performance and stockholder returns are achieved;

    (3) To design incentives that balance the need to meet or exceed annual operating plans with the need to grow the business long term and provide superior stockholder returns;

    (4) To provide clear, controllable and measurable objectives for the executives to meet; and

    (5) To attract, retain and motivate top-caliber executives in each market segment in which the Company competes.

    Pay for performance, which is directly linked to both short-term and long-term compensation, is the foundation of the compensation program for the Company's Chief Executive Officer and other executive officers.

    Section 162(m) of the Internal Revenue Code, enacted under the Revenue Reconciliation Act of 1993, limits the deductibility of certain items of compensation paid to the CEO and to each of the named executive officers to $1,000,000 annually. The Committee believes that it is in the best interests of the Company to receive maximum tax deductibility for compensation paid to the CEO and the other executive officers under Section 162(m). The Committee will continue to study Section 162(m) and the implementing regulations and their impact upon the Company's compensation program. The Committee has adopted appropriate changes to the Company's long-term and short-term incentive programs to provide for the deductibility of compensation received under the plans, but reserves the right to provide for compensation to the CEO and other executive officers, that may not be deductible, if in the best interests of the Company and the stockholders.

CEO AND EXECUTIVE OFFICER COMPENSATION PROGRAM ELEMENTS

    Periodic media and general industry competitive market reviews of executive compensation are conducted with the assistance of outside compensation consultants. The Company's compensation program strives to be competitive in relation to the market data available. The Committee establishes CEO and other executive officer base salaries within the mid-range of the market survey data. Short-term and long-term incentive targets are set in the same manner. Superior performance may result in compensation beyond the mid-range.

    For all purposes of this Report of the Compensation/Nominating Committee, all references to numbers of shares and per share prices reflected herein have been adjusted to reflect a two-for-one stock split of the Company's stock in the form of a stock dividend effected March 16, 1995.

    BASE SALARY. Salaries for the CEO and executive officer group are based on the marketplace value of each job and on individual contributions and performance. The performance of the CEO and each executive officer is reviewed annually by the Committee. Salary increases are based primarily on the annual merit reviews. The rates of increase are tied to both individual performance and general executive compensation trends.

    Mr. Rehm's annual base salary, pursuant to his employment contract, was increased from $500,000 to $525,000 for the 1994-1995 fiscal year. In providing this increase, the Committee considered the Company's continued strong financial performance, the increase in the price of the Company's stock, and competitive media marketplace factors. Mr. Rehm's salary is within the mid-range of salaries for comparable positions as reported in the competitive markets surveyed.

    SHORT-TERM INCENTIVE PROGRAM. The Company's Management Incentive Plan provides the CEO and other executive officers with an annual incentive to attain established financial and overall performance targets. For the 1994-1995 fiscal year, at least 85% of the incentive awards to the CEO and all other executive officers was based on specific financial targets relating to earnings and cash flow, with the balance relating to predetermined qualitative organizational objectives.

    The goals for each participant are reviewed and revised annually in connection with the approval of the budget for the upcoming fiscal year. For the 1994-1995 fiscal year, the incentive payments for goal achievement for the CEO were set at 50% of base salary for achieving target and up to 125% of base salary for achieving performance above target. The incentive payments for the other executive officers ranged from 40% to 45% for achieving target and up to 100% to 112.5% for achieving performance above target. At each quarterly meeting of the Committee, the progress of the CEO and the other executive officers toward meeting the quantitative goals established for the fiscal year was reviewed.

    For the 1994-1995 fiscal year, Mr. Rehm received an incentive award of $650,000, based on the Company's surpassing financial targets for earnings and cash flow, and in recognition of achieving qualitative organizational goals. The incentive award to Mr. Rehm was determined primarily by the Company significantly exceeding budgeted earnings. In addition, cash flow for the Company exceeded target. Other factors considered by the Committee in determining Mr. Rehm's award were the accomplishments related to the Company's core businesses. In addition, the Committee recognized the over 19% improvement in the price of the Company's common stock during the fiscal year.

    For the 1994-1995 fiscal year, the other named executive officers received incentive awards totaling $1,290,000. For the corporate officers, the awards were based on the Company's surpassing financial targets for earnings and cash flow and in recognition of the achievement of qualitative goals. For the operating group officers, the awards were based on the relevant group surpassing financial targets for earnings and cash flow, the Company's surpassing financial targets for earnings and in recognition of the achievement of qualitative goals.

    LONG-TERM INCENTIVE PROGRAM. In the 1994-1995 fiscal year, the Committee utilized the grant of nonqualified stock options under the 1992 Meredith Corporation Stock Incentive Plan (the "1992 Plan") and the grant of restricted stock under the Company's 1986 Restricted Stock Award Plan (the "1986 Plan") and under the 1992 Plan to the executive officers in the implementation of its long-term incentive program.

    The nonqualified stock options awarded by the Committee under the 1992 Plan during the 1994-1995 fiscal year as part of the long-term incentive program are exercisable one-third per year over the three-year period commencing on the first anniversary of the award date. The options granted will expire on the tenth anniversary of the date of grant. In August, 1995, the Committee acted in accordance with its authority under the 1992 Plan to permit the exercise by current employee grantees of outstanding and granted options, other than the options granted under the 15% ROE program described below, upon the grantees' termination of employment due to death, retirement or disability and to permit the exercise of all such options vested through the respective expiration dates. All options granted during fiscal year 1994-1995 carry an exercise price at fair market value on the date of grant. The restrictions on the stock awarded under the 1986 Plan and 1992 Plan as part of the long-term incentive program will lapse in five years from the date of grant.

    During fiscal year 1994-1995 the named executive officers, other than Mr. Rehm, were granted an aggregate total of 122,400 nonqualified stock options at $23.125 per share and 21,800 shares of restricted stock in furtherance of the Committee's desire to encourage the executive officers to focus on long-term performance and stockholder value under the long-term incentive plan.

    FIFTEEN PERCENT RETURN ON EQUITY PROGRAM. In fiscal year 1994-1995, the Committee granted nonqualified stock options and restricted stock with performance restrictions on vesting under the 1992 Plan as an incentive to Mr. Rehm and the other executive officers to achieve the Company's stated goal of achieving and retaining a Return on Equity ("ROE") of at least 15%. Mr. Rehm was granted 32,028 shares of nonqualified stock options at $23.125 per share and 25,000 shares of restricted stock. The restrictions on a graduated number of shares up to 75% of the restricted stock awarded will lapse in 1997 if the Company achieves a ROE for fiscal year 1996-1997 equal to or greater than 14.50%. The restrictions on 25% of the restricted stock awarded will lapse in 1998 if the Company achieves a ROE of at least 15% for fiscal year 1997-1998. The restricted stock on which the restrictions do not lapse due to the failure to achieve the Company's ROE goals will be forfeited to the Company. The options granted to Mr. Rehm will become exercisable in February, 2004, but a graduated number of options up to 75% of the number granted will become exercisable in 1997 if the Company achieves a ROE for fiscal year 1996-1997 equal to or greater than

14.50%. Twenty-five percent of the options will become exercisable in 1998 if the Company achieves a ROE of at least 15% for the 1997-1998 fiscal year. The options will expire on the earlier to occur of the tenth anniversary of the date of grant or the fourth anniversary of the date of Mr. Rehm's retirement.

    The other named executive officers were granted an aggregate total of 220,186 nonqualified stock options at $23.125 per share with the same exercise conditions as described above for the options granted to Mr. Rehm. The options will expire on the earlier to occur of the tenth anniversary of the date of grant or after the end of employment.

    Subsequent to the grant of restricted stock and nonqualified stock options described above, the Company adopted a change in accounting principle related to subscription acquisition costs in compliance with Practice Bulletin 13 issued by the Accounting Standards Executive Committee ("AcSEC") of the AICPA interpreting SOP 93-7 also issued by AcSEC. The adoption of this accounting change has affected the Company's ROE due to the fiscal 1995 charge to earnings of $46,160,000, substantially reducing the Company's reported stockholders' equity. The Committee has identified adjustments to be made to the ROE to eliminate the effect of the adoption of this accounting principle on the ROE to determine whether the conditions for vesting described above are met.

    THE MEREDITH EXECUTIVE STOCK OWNERSHIP PROGRAM. A stock ownership program has been designed by the Committee utilizing the 1992 Plan. The purpose of the program is to encourage increased Company stock holdings by executive officers and other key managers. Target levels of individual stock holdings are established for the participants in the program at one or two times base pay. Each participant is awarded restricted stock equal to 20% of his or her personal acquisitions of Company stock since the last day of the prior fiscal year. The incremental stock holdings must be maintained for a specified period of time in order for the restrictions to lapse. The Committee believes this program will provide further incentives to the participants to focus on long-term Company performance and stockholder value. Mr. Rehm participated in the program and achieved his target level prior to the 1994-1995 fiscal year but did not receive an award of restricted stock. The other named executive officers received an aggregate total of 1,600 shares of restricted stock under this program in addition to the shares reported above during fiscal year 1994-1995.

OTHER COMPENSATION

    The CEO and other executive officers are eligible to participate in the Company benefit plans described elsewhere in this Proxy Statement under the terms of those plans and without consideration of achievement of performance standards.

PEER GROUP SELECTION AND COMPARATIVE ANALYSIS

    The Company does not believe that the published indices accurately reflect the mix of businesses in which the Company competes. Therefore, the Company has in good faith selected a Peer Group of 13 media and broadcast companies for the purpose of preparing the stockholder performance graph contained elsewhere in this Proxy Statement. Recognizing that there are no other companies that have the same combination of businesses as the Company, the companies selected for the Peer Group have multimedia businesses primarily with publishing and/or television broadcasting in common with the Company.

    Many of the companies selected for the Peer Group are larger and/or engaged in businesses other than the Company's core businesses. Consequently, for the purposes of compensation comparisons, the Company and the Committee have chosen to use broader media and general industry survey information that includes information on members of the Peer Group. The Committee has attempted to maintain the compensation for the CEO and other executive officers at a level close to the mid-range of the surveyed groups.

CONCLUSION

    The Committee believes that the Company's executive compensation programs effectively tie executive pay to the performance of the Company and to stockholder value.

Mr. Robert E. Lee, Chairman
Mr. Frederick B. Henry
Mr. Richard S. Levitt
Mr. Nicholas L. Reding

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

    The following table provides a summary of compensation paid to the CEO and the four most highly compensated executive officers of the Company for services rendered to the Company during each of the last three fiscal years.

                                                                                     LONG TERM COMPENSATION
                                                                         -----------------------------------------------
                                                                                        AWARDS
                                            ANNUAL COMPENSATION          ------------------------------------
                                     ---------------------------------                            SECURITIES
                                                                OTHER                             UNDERLYING    PAYOUTS
                                                               ANNUAL      RESTRICTED STOCK         OPTION      --------  ALL OTHER
                                                               COMPEN-         AWARD(S)             AWARDS        LTIP     COMPEN-
NAME AND PRINCIPAL POSITION          YEAR   SALARY    BONUS    SATION        (1)(2)(3)(4)           (3)(5)      PAYOUTS(6) SATION(7)
-----------------------------------  ----  --------  --------  -------   ---------------------   ------------   --------  ---------
Jack D. Rehm.....  Chairman of the   1995  $525,000  $650,000     *               $601,563           32,028          --     18,907
                   Board
                   and Chief         1994   500,000   625,000     *                      0                0     382,320     18,635
                    Executive
                   Officer           1993   452,500   593,750     *                      0          300,000           0          0

William T.         President and     1995   440,000   490,000     *                211,750          128,284          --     14,945
Kerr.............  Chief
                   Operating         1994   366,500   308,000     *                 98,044           35,400     222,000     18,430
                    Officer
                                     1993   340,000   355,000     *                 64,688           33,000           0     20,523

Christopher M.     President-Publishing 1995  336,000  332,000    *                 96,250           89,328          --     19,510
Little(8)........
                   Group

Philip A.          President-Broadcasting 1995  302,000  293,000    *              197,313           79,814          --     16,285
Jones............
                   Group             1994   287,000   287,000     *                 68,994           28,200      31,800     17,598
                                     1993   267,500   150,000     *                 49,163           26,400       6,000      6,966

Larry D.           Vice              1995   183,500   175,000     *                 57,750           45,160          --     16,444
Hartsook.........  President-Finance
                                     1994   175,000   158,000     *                 43,575           13,800     118,000     17,223
                                     1993   150,000   135,000     *                 25,875           12,000           0          0

------------
*    Less than required reportable amount.

(1)  ACCUMULATED RESTRICTED STOCK**

                                                                     AGGREGATE
                                                      SHARES       YEAR-END VALUE
                                                      -------      --------------
     Jack D. Rehm...................................  167,262***       4,244,273
     William T. Kerr................................  45,200           1,146,950
     Christopher M. Little..........................  6,800              172,550
     Philip A. Jones................................  23,200             588,700
     Larry D. Hartsook..............................  12,000             304,500
     **   Adjusted for the two-for-one stock split on March 16, 1995.
     *** Includes 54,862 shares Mr. Rehm acquired through the conversion of deferred long-term awards, and 25,000 shares awarded with restrictions that lapse only if the Company achieves certain ROE goals (see note 4 below). Dividends are paid on reported restricted stock.
(2) Restricted stock awards vest five years after date of grant except for Mr. Rehm who has both five- and ten-year vesting restrictions and restrictions that lapse only if the Company achieves certain ROE goals (see note 4 below) and Mr. Kerr who has shares vesting at three, four, five, six and seven years.
(3)  Adjusted for the two-for-one stock split on March 16, 1995.
(4) On August 10, 1994, Mr. Rehm was awarded 25,000 shares of restricted stock with performance restrictions. The restrictions on a graduated number of shares up to 75% of the restricted stock will lapse in 1997 if the Company achieves a Return on Equity ("ROE") equal to or greater than 14.50% for the 1996-97 fiscal year. The restrictions on 25% of the shares of restricted stock will lapse in 1998 if the Company achieves a ROE of at least 15% for the 1997-98 fiscal year. The restricted stock on which the restrictions do not lapse due to the failure to achieve those ROE goals will be forfeited to the Company.
(5) On August 10, 1994, Mr. Rehm and the other named executive officers were granted an aggregate of 252,214 nonqualified stock options exercisable in
     February,   2004,    but   with    an    acceleration   of    vesting    to

     1997  on a  graduated number up  to 75% if  the Company achieves  a ROE for fiscal year 1996-97 equal to or greater than 14.50%. Twenty-five percent of the options will become exercisable in  1998 if the Company achieves a  ROE of at least 15% for the 1997-98 fiscal year.
(6)  The Company's Long-Term Executive Incentive Plan has been discontinued. The
     1994 payouts are the final payouts under the plan.
(7)  This column discloses: (a) matching contributions made by the Company equal to  75% of  the first  5% of the  employee's contributions  to the Meredith
     Savings  and  Investment  Plan,  a  defined  contribution  plan   available
     generally  to  the  employees of  the  Company. The  Company  made matching contributions to the  plan of  $7,110 for Mr.  Rehm; $3,645  for Mr.  Kerr;
     $7,110  for Mr. Little; $5,625  for Mr. Jones and  $5,784 for Mr. Hartsook,
     and (b) life insurance  premiums paid by the  Company on policies that  are owned  by  the  employees  under  split  dollar  insurance  arrangements as follows: Mr. Rehm $11,797; Mr. Kerr $11,300; Mr. Little $12,400; Mr.  Jones
     $10,660 and Mr. Hartsook $10,660.
(8)  Not employed by the Company as an executive officer prior to July 1, 1994.

OPTION GRANTS TABLE

    The following table sets forth certain information with respect to options to purchase shares of the Company's common stock awarded during the 1994-95 fiscal year to the named executive officers. All options granted were nonqualified options. No stock appreciation rights alone or in tandem with stock options were awarded in fiscal year 1994-95. The option exercise price is no lower than the fair market value of the Company's common stock on the date of the grant. All options become exercisable in installments of one-third on the first three anniversaries of the date of grant except for options granted under the Company's 15% Return on Equity ("ROE") program. Options granted under the 15% ROE program are exercisable in February, 2004, but with the acceleration of the vesting to 1997 on a graduated number of up to 75% of the options granted if the Company achieves a ROE for fiscal year 1996-97 equal to or greater than 14.50%. Twenty-five percent of the options will become exercisable in 1998 if the Company achieves a ROE of at least 15% for the 1997-98 fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                 INDIVIDUAL GRANTS
                                            ------------------------------------------------------------  POTENTIAL REALIZABLE VALUE
                                            NUMBER OF                                                     AT ASSUMED ANNUAL RATES OF
                                            SECURITIES      % OF TOTAL                                     STOCK PRICE APPRECIATION
                                            UNDERLYING    OPTIONS GRANTED    EXERCISE                         FOR OPTION TERM(3)
                                             OPTIONS      TO EMPLOYEES IN     OR BASE      EXPIRATION     --------------------------
  NAME                                       GRANTED      FISCAL YEAR(1)     PRICE ($)       DATE(2)         5%($)        10%($)
  ----------------------------------------  ----------   -----------------   ---------   ---------------  -----------  -------------
  Jack D. Rehm............................    32,028              4.12%            23.125 August 10, 2004     465,789      1,180,401
  William T. Kerr.........................   128,284             16.51%            23.125 August 10, 2004   1,865,658      4,727,945
  Christopher M. Little...................    89,328             11.50%            23.125 August 10, 2004   1,299,114      3,292,210
  Philip A. Jones.........................    79,814             10.27%            23.125 August 10, 2004   1,160,750      2,941,568
  Larry D. Hartsook.......................    45,160              5.81%            23.125 August 10, 2004     656,770      1,664,385
  All Stockholders........................        --             --                --          --         399,714,104  1,012,954,019

---------
(1) Total options granted to employees during the fiscal year were 777,092, as adjusted for the two-for-one stock split on March 16, 1995. Of that total, 252,214 were granted to the named executive officers under the Company's 15% ROE program.

(2) Options are exercisable for one year after death or termination of employment due to disability and three years after retirement, but not later than the expiration date, except for the options granted Mr. Rehm, which are exercisable for a period ending on the earlier of the expiration date or four years after retirement. In August, 1995, the Compensation/Nominating Committee acted in accordance with its authority under the 1992 Plan to permit the exercise by current employee grantees of outstanding and granted options, other than the options granted under the 15% ROE program, upon the grantees' termination of employment due to death, retirement or disability and to permit the exercise of all such options vested through the respective expiration dates.

(3) As required by the rules of the Securities and Exchange Commission, the dollar amounts under these columns represent the hypothetical gain or "option spread" that would exist for the options based on assumed 5% and 10% annual compounded rates of stock price appreciation over the full option term. The prescribed rates are not intended to forecast possible future appreciation.

OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

    The  following  table  sets  forth  as  to  each  named  executive   officer
information with respect to the status of all options granted as of June 30, 1995.

   AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION/SAR
                                     VALUES

                                                                          NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                                         UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS AT
                                                                         OPTIONS AT FY-END(#)(1)              FY-END($)(1)
                                      SHARES ACQUIRED      VALUE      -----------------------------   -----------------------------
NAME                                    ON EXERCISE     REALIZED($)   EXERCISABLE    UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
------------------------------------  ---------------   -----------   ------------   --------------   -------------   -------------
Jack D. Rehm........................           0               0        100,000          50,000         1,215,500        607,750
Jack D. Rehm........................           0               0        100,000          82,028           885,000        514,563

William T. Kerr.....................           0               0         29,800         162,884           316,878        618,520
Christopher M. Little...............           0               0         10,000         100,328           106,180        303,953
Philip A. Jones.....................           0               0         27,000         107,414           292,066        442,822
Larry D. Hartsook...................           0               0         12,600          58,360           135,478        226,706

------------
(1)  As adjusted for the two-for-one stock split on March 16, 1995.

                        COMPARISON OF STOCKHOLDER RETURN

    The following graph compares the performance of the Company's common stock during the period July 1, 1990, to June 30, 1995, with the S&P 500 Index and a Peer Group of 13 companies engaged in multimedia businesses primarily with publishing and/or television broadcasting in common with the Company.

    The   S&P  500  Index  includes  500   U.S.  companies  in  the  industrial,
transportation, utilities and financial sectors and is weighted by market capitalization. The Peer Group selected by the Company for comparison, which is also weighted by market capitalization, is comprised of the following: A.H. Belo Corporation; Capital Cities/ABC, Inc.; Gannett Company, Inc.; Lee Enterprises, Inc.; McGraw-Hill, Inc.; Media General, Inc.; New York Times Company; Reader's Digest Association, Inc.; E. W. Scripps Company; Time Warner, Inc.; Times Mirror Company; Tribune Company and Washington Post Company. No changes have occurred in the Peer Group composition from the prior year.

    The graph depicts the results of investing $100 in the Company's common stock, the S&P 500 Index and the Peer Group at closing prices on June 30, 1990. It assumes that dividends were reinvested.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              MDP      S&P 500    PEER GROUP
1990             100        100           100
1991              92        107            95
1992              94        122           109
1993             125        138           123
1994             150        140           132
1995             182        173           166

                 RETIREMENT PROGRAMS AND EMPLOYMENT AGREEMENTS

    The Company maintains separate qualified defined benefit plans for its union and nonunion employees, as well as two nonqualified supplemental pension plans covering certain nonunion employees. Defined benefit plans and the supplemental pension plans are actuarial plans and the amount of the contribution with respect to a specific person cannot readily be separately calculated by the regular actuaries for the plans. The Company makes annual contributions to the qualified plans.

    Effective September 1, 1989, the defined benefit plan for nonunion employees was converted to a "cash balance" defined benefit plan. Under the cash balance plan, pension benefits accrued by participants as of the end of the 1989 plan year (ending August 31, 1989) were converted to a cash balance equal to the lump sum present value of their accrued benefits plus an amount equal to the participant contributions, if any, made under the plan before it became non-contributory in 1982, and interest on such contributions. A participant's cash balance at the end of each plan year is credited with the sum of 2.5% of his or her annual employment compensation (including bonuses) not in excess of covered compensation (i.e., the average of Social Security taxable wage bases in effect for the 35 calendar years ending with the calendar year in which the current plan year began), 5.0% of the portion of such compensation that exceeds covered compensation, and .1% of his or her annual employment compensation (including bonuses) times his or her full years of benefit service credited under the plan. Interest also is credited to each participant's cash balance as of the end of each plan year at a rate equal to the interest rate used by the Pension Benefit Guaranty Corporation for the purpose of valuing immediate annuities as of January 1 each year. The cash balance of each participant in the plan on September 1, 1989, whose age and service then totaled 600 or more months, shall be further increased at the end of each plan year ending before January 1, 1999, if such cash balance as of the end of that year would be less than the lump sum present value of a monthly pension for life commencing on the participant's normal retirement date equal to 1% of his or her average monthly compensation (including bonuses) for the five consecutive calendar years in which he or she participated in the plan that provide the highest average within the last ten consecutive calendar years, plus .65% of the portion of such average monthly compensation that exceeds 1/12 of covered compensation, times his or her years of benefit service not in excess of 25 years.

    The first supplemental pension plan provides benefits for designated employees equal to the additional benefits they would have received under the cash balance plan if the maximum benefit and compensation limits under Sections 415 and 401(a)(17) of the Internal Revenue Code did not apply. The second supplemental pension plan provides benefits for designated employees equal to the benefits they would have received if the qualified defined benefit plan for nonunion employees as in effect on August 31, 1989, immediately prior to its conversion to a "cash balance" plan, had continued in effect unchanged, but reduced by the actual benefits to which such employees become entitled under the cash balance plan and the first supplemental pension plan.

    As of September 1, 1994, the latest date for which information is available, 257 employees participated in the bargaining unit defined benefit plan. As of January 1, 1995, the latest date for which information is available, 1,904 nonunion employees participated in the nonunion defined benefit plans. Assuming retirement at age 65, estimated annual retirement benefits under the nonunion qualified plan as in effect for the 1995 plan year would be as follows:

                                 PENSION TABLE

                                            YEARS OF SERVICE*
         FINAL AVERAGE            --------------------------------------
          COMPENSATION               10        15        20        25
--------------------------------  --------  --------  --------  --------
            $100,000              $ 15,684  $ 23,525  $ 31,367  $ 39,209
             150,000                25,684    38,525    51,367    64,209
             200,000                35,684    53,525    71,367    89,209
             300,000                55,684    83,525   111,367   139,209
             400,000                75,684   113,525   151,367   189,209
             500,000                95,684   143,525   191,367   239,209
             600,000               115,684   173,525   231,367   289,209

---------
* Service prior to September 1, 1989, may cause these amounts to be increased due to the conversion of the defined benefit plan (including the participant contributions, if any) to the cash balance formula. Service credit is capped at 25 years, so there are no incremental retirement benefits under the qualified plan for years after 25 years of service.

    As of January 1, 1995, the credited years of service for individuals listed in the compensation table above are as follows: Jack D. Rehm, Chairman and Chief Executive Officer--32 years; William T. Kerr, President and Chief Operating Officer--3 years; Philip A. Jones, President-Broadcasting Group--15 years; Christopher M. Little, President-Publishing Group--2 years; and Larry D. Hartsook, Vice President-Finance-- 25 years. For 1994, covered compensation for purposes of the supplemental pension plans including bonuses was $1,331,811 for Jack D. Rehm, Chairman and Chief Executive Officer; $811,037 for William T. Kerr, President and Chief Operating Officer; $611,739 for Philip A. Jones, President-Broadcasting Group; $467,400 for Christopher M. Little, President-Publishing Group; and $397,223 for Larry D. Hartsook, Vice President-Finance.

    The Company has an agreement with Jack D. Rehm that provides for his employment as Chief Executive Officer and Chairman or in such other capacity as mutually agreed upon through October 31,

1997. Prior to January 1, 1993, Mr. Rehm received an annual salary of not less than $430,000. From January 1, 1993, forward, Mr. Rehm will receive an annual salary of not less than $475,000 and an annual incentive bonus determined under the terms of the Company's Management Incentive Plan. At June 30, 1995, Mr. Rehm's base salary was $525,000. In the event of the termination of Mr. Rehm's employment due to death, his then current annual base salary will be paid to his designated beneficiary for a period of 12 months following the date of death. In the event Mr. Rehm becomes permanently disabled, his annual base salary will continue to be paid at periodically reduced rates through October 31, 1998. If Mr. Rehm is discharged for reasons other than cause, the Company will continue to pay Mr. Rehm his annual base salary through October 31, 1997.

    The Company has entered into an agreement with William T. Kerr that provides for his employment through June 30, 1994, subject to automatic renewal for subsequent one-year terms. The agreement provides that Mr. Kerr will serve as President-Magazine Group and corporate Executive Vice President or in such other executive position as designated by the Company. Mr. Kerr was elected to the position of President and Chief Operating Officer and as a Director of the Company effective July 1, 1994. Mr. Kerr receives a minimum annual salary of $325,000 and an incentive bonus determined under the terms of the Company's Management Incentive Plan. For the fiscal year ending June 30, 1995, Mr. Kerr's base salary was $440,000. In addition to participating in the Meredith Employees' Retirement Income Plan, the Meredith Savings and Investment Plan and the Company's supplemental retirement plans, the Company has established a Minimum Supplemental Retirement Benefit Program ("MSRBP") for the benefit of Mr. Kerr. The MSRBP provides for a minimum retirement benefit equal to the benefits Mr. Kerr would have received under the retirement plans of a previous employer offset by benefits accrued under the Company's pension plans. The MSRBP also provides for a death benefit related to the value of the accrued benefit under the MSRBP.

    Messrs. Rehm, Kerr and the other executive officers of the Company have all entered into Severance Agreements with the Company. These agreements provide for the payment to the executive of an amount equal to three times the average annual base salary and incentive compensation paid to the executive during the three fiscal years immediately prior to a change in control of the Company as defined in detail in the agreements. Two Restricted Stock Agreements entered into with Mr. Rehm in 1992 provide for the lapse of the restrictions in the event of a change in control of the Company, as defined in the agreements.

                            STOCKHOLDERS' PROPOSALS

    Stockholders wishing to include proposals in the Company's Proxy Statement and form of proxy for the 1996 Annual Meeting of Stockholders must submit the proposals so that they are received by the Company no later than May 28, 1996. The proposals should be addressed to Thomas L. Slaughter, Meredith Corporation, 1716 Locust Street, Des Moines, Iowa 50309-3023.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    Upon recommendations of its Audit Committee, the Board of Directors of the Company selected KPMG Peat Marwick as independent public accountants of the Company and its subsidiaries for the fiscal year ending June 30, 1996. KPMG Peat Marwick examined the financial statements of the Company and its subsidiaries for the most recently completed fiscal year. Representatives of that firm are expected to be present at the Annual Meeting with an opportunity to make a statement if they so desire and will be available to respond to appropriate questions presented at the meeting by stockholders.

                                FURTHER BUSINESS

    Except as hereinbefore stated, the management knows of no further business intended to be presented at the meeting, but, if any further business properly comes before the meeting, the persons named in the enclosed form of proxy will vote all proxies in accordance with their best judgment.

                                                   THOMAS L. SLAUGHTER
                                              VICE PRESIDENT-GENERAL COUNSEL
                                                      AND SECRETARY

Des Moines, Iowa
September 25, 1995

                              PROXY - Common Stock
                              MEREDITH CORPORATION
/x/ Please mark votes
    as in this example


                    PROXY SOLICITED ON BEHALF OF THE BOARD OF
                      DIRECTORS OF MEREDITH CORPORATION FOR
                    ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                November 13, 1995

FREDERICK B. HENRY, E.T. MEREDITH III and JACK D. REHM, and each of them are hereby appointed proxies of the stockholder(s) signing below, with power of substituion acting by a majority of proxies present and voting, or if only one proxy is present and voting, then acting by that one, to vote the shares of Meredith Corporation common stock which said stockholder(s) is(are) entitled to vote, at the ANNUAL MEETING OF STOCKHOLDERS to be held at the company's principal executive offices, 1716 Locust Street, Des Moines, Iowa 50309-3023, on Monday, November 13, 1995, at 10:00 A.M., local time, and at any adjournment thereof, with all the powers the signing stockholder(s) would possess if present. The Directors recommend a vote FOR such matters. The proxies are instructed to vote as follows:
                                                             With-      For All
                                                    For      hold       Except

1. Election of four directors as described in       /  /     /  /       /  /
the Company's Proxy Statement.

CLASS III DIRECTORS TO SERVE UNTIL THE ANNUAL MEETING IN 1998, AS PROVIDED IN THE BYLAWS OF THE COMPANY:
ROBERT A. BURNETT, JOEL W. JOHNSON, RICHARD S. LEVITT, E.T. MEREDITH III

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE[S], MARK THE "FOR ALL EXCEPT" BOX ABOVE AND WRITE THE NOMINEE NAME[S] ON THE LINE BELOW.)

--------------------------------------------------------------------------------
2. In their discretion, upon such other matters as may properly come before the meeting.


     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AS SHOWN ABOVE AND AS SET FORTH IN THE NOTICE OF ANNUAL MEETING DATED SEPTEMBER 25, 1995.
     The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the related Proxy Statement.
     Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized official. If a partnership, please sign in partnership name by an authorized person.

                                       --------------------
Please be sure to date this Proxy       Date
and sign in the box below.
-----------------------------------------------------------




Stockholder sign above        Co-holder (if any) sign above
-----------------------------------------------------------



- Detach above card, sign, date and mail in postage-paid envelope provided. -


                                 [MEREDITH LOGO]

--------------------------------------------------------------------------------
                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

                             PROXY--Class B Common Stock
                                MEREDITH CORPORATION

/x/ Please mark votes
    as in this example


                     PROXY SOLICITED ON BEHALF OF THE BOARD OF
                      DIRECTORS OF MEREDITH CORPORATION FOR
                    ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                November 13, 1995

FREDERICK B. HENRY, E.T. MEREDITH III and JACK D. REHM, and each of them are hereby appointed proxies of the stockholder(s) signing below, with power of substituion acting by a majority of proxies present and voting, or if only one proxy is present and voting, then acting by that one, to vote the shares of Meredith Corporation Class B stock which said stockholder(s) is(are) entitled to vote, at the ANNUAL MEETING OF STOCKHOLDERS to be held at the company's principal executive offices, 1716 Locust Street, Des Moines, Iowa 50309-3023, on Monday, November 13, 1995, at 10:00 A.M., local time, and at any adjournment thereof, with all the powers the signing stockholder(s) would possess if present. The Directors recommend a vote FOR such matters. The proxies are instructed to vote as follows:

                                                             With-      For All
                                                    For      hold       Except

1. Election of four directors as described in       /  /     /  /       /  /
the Company's Proxy Statement.

CLASS III DIRECTORS TO SERVE UNTIL THE ANNUAL MEETING IN 1998, AS PROVIDED IN THE BYLAWS OF THE COMPANY:
ROBERT A. BURNETT, JOEL W. JOHNSON, RICHARD S. LEVITT, E.T. MEREDITH III

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE[S], MARK THE "FOR ALL EXCEPT" BOX ABOVE AND WRITE THE NOMINEE NAME[S] ON THE LINE BELOW.)

--------------------------------------------------------------------------------
2. In their discretion, upon such other matters as may properly come before the meeting.


     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AS SHOWN ABOVE AND AS SET FORTH IN THE NOTICE OF ANNUAL MEETING DATED SEPTEMBER 25, 1995.
     The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the related Proxy Statement.
     Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized official. If a partnership, please sign in partnership name by an authorized person.

                                       --------------------
Please be sure to date this Proxy       Date
and sign in the box below.
-----------------------------------------------------------

Stockholder sign above        Co-holder (if any) sign above
-----------------------------------------------------------



- Detach above card, sign, date and mail in postage-paid envelope provided. -


                                 [MEREDITH LOGO]

--------------------------------------------------------------------------------
                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

Sign, Date & Mail your proxy card today